Exhibit 10.4

DEED OF TRUST
WHEN RECORDED MAIL TO:

CT  Lien Solutions
Attn:  Mortgage Recroding Team
330 N. Brand Blvd., Ste 700
Glendale, CA  91203

                                                                                              SPACE ABOVE THIS LINE IS FOR RECORDER'S USE ONLY

THIS DEED OF TRUST is dated September 18, 2015, among TandyLleather Factory, Inc., A Delaware Corporation ("Grantor "); BOKF, NA dba Bank of Texas, whose address is P.O. Box 29775, Dallas, TX 75229-9775 (referred to below sometimes as "Beneficiary"); and Jeffrey L. Seasor, whose address is 5956 Sherry Lane, Suite 1100, Dallas, TX  75225 (referred to below as "Trustee").

CONVEYANCE AND GRANT. For valuable consideration, Granter conveys to Trustee in trust, with power of sale, for the benefit of Lender as Beneficiary, the following described real property, together with all existing or subsequently erected or  affixed  buildings,  improvements  and fixtures;  and  all easements,  rights of  way,  and appurtenances;  all water  and water  rights; and all other  rights,  royalties, and profits  relating  to the  real property,  including  without  limitation such rights as  Granter  may  have in all  minerals,  oil, gas,  geothermal  and similar  matters, (the "Real Property") located in Tarrant County, State of Texas:

See Exhibit "A", which is attached to this Deed of Trust and made a part of this Deed of Trust as if fully set forth herein.

The Real Property or its address is commonly known as 1900 SE Loop 820, Fort Worth, TX 76140.

CROSS-COLLATERALIZATION. In addition to the Note, this Deed of Trust secures all obligations,  debts  and  liabilities,  plus  interest  thereon,  of  Granter to Lender, or any one or more of them, as  well  as  all  claims  by  Lender  against  Granter  or  any  one  or  more  of  them,  whether  now  existing or hereafter arising, whether related or unrelated  to  the  purpose  of  the  Note,  whether  voluntary  or  otherwise,  whether  due  or  not  due, direct or indirect, determined or undetermined,  absolute  or  contingent,  liquidated  or  unliquidated,  whether  Granter  may  be  liable  individually  or  jointly  with  others,  whether  obligated  as  guarantor,  surety,  accommodation  party  or  otherwise.  However,  this  Deed  of  Trust  shall  not  secure,  and the "Indebtedness" shall not include, any obligations arising under Subchapters E and F  of  Chapter  342  of  the  Texas  Finance  Code,  as  amended.

Granter hereby absolutely assigns to Lender (also known as Beneficiary in this Deed of Trust) all of Grantor's right, title, and interest in and to all present and future leases of the Property and all Rents from the Property. In addition, Granter grants to Lender a Uniform Commercial Code security interest in the Personal Property and Rents.

THIS DEED OF TRUST, INCLUDING THE ASSIGNMENT OF RENTS AND THE SECURITY INTEREST IN THE RENTS AND PERSONAL PROPERTY, IS GIVEN TO SECURE (A) PAYMENT OF THE INDEBTEDNESS AND (B) PERFORMANCE OF ANY AND ALL OBLIGATIONS UNDER THE NOTE, THE RELATED DOCUMENTS, AND THIS DEED OF TRUST.  THIS DEED OF TRUST IS GIVEN AND ACCEPTED ON THE FOLLOWING TERMS:

PAYMENT AND PERFORMANCE. Except as otherwise provided in this Deed of Trust, Granter shall pay to Lender all amounts secured by this  Deed of Trust as they become due, and shall strictly and in a timely manner  perform all of  Grantor's  obligations  under the  Note, this  Deed of Trust, and the Related Documents.

PURPOSE OF LOAN. The Note in the amount of $10,000,000.00 represents, in part or in whole, cash or other financial accommodations advanced or committed by Lender to Granter on September 18, 2015 at Grantor's request and which Granter will use under its charter powers to discharge corporate debts. Granter represents to Lender that its board of directors has authorized its legally elected, qualified, and acting officers to execute the Note and this Deed of Trust.

POSSESSION AND MAINTENANCE OF THE PROPERTY. Granter agrees that Grantor's possession and use of the Property shall be governed by the following provisions:

Possession and Use. Until the occurrence of an Event of  Default, Granter  may  (1)  remain in possession and control of the  Property;  (2)  use, operate or manage the Property; and  (3)  collect the Rents from the Property.

Duty to Maintain. Granter shall maintain the Property in tenantable condition and promptly perform all repairs, replacements, and maintenance necessary to preserve its value.

Compliance With Environmental Laws.  Granter represents and warrants  to  Lender that:  (1)  During the  period of  Grantor's  ownership  of the Property, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from the  Property;  (2)  Granter  has no knowledge of, or reason to  believe that  there has been, except as previously  disclosed to  and acknowledged by Lender in writing, (a) any breach or violation of any Environmental Laws, (b) any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance on, under, about or from the Property by any prior owners or occupants  of the  Property, or (c) any  actual or threatened  litigation or claims of any kind by any person relating to such matters; and (3) Except as previously disclosed to and acknowledged by Lender in writing, (a) neither Granter  nor any tenant, contractor, agent or other authorized user of the Property shall use, generate, manufacture, store, treat, dispose of or release any Hazardous Substance  on, under, about  or from the  Property; and  (b)  any  such activity  shall  be conducted  in compliance with all applicable federal, state, and local laws, regulations and ordinances, including without limitation all Environmental Laws. Granter authorizes Lender and its agents to enter upon the Property to make such inspections and tests, at Grantor's expense, as Lender may deem appropriate to determine compliance of the Property with this section of the Deed of Trust.  Any inspections or tests made by Lender shall be for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Granter or to any other person. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Property for Hazardous Substances. Granter hereby (1) releases and waives any future claims  against Lender for indemnity or  contribution  in the  event Granter becomes liable for cleanup or other costs under any such  laws; and (2) agrees to  indemnify, defend, and hold harmless  Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender  may directly or indirectly sustain or suffer resulting from a breach of this section of the Deed of Trust or as a consequence of any use, generation, manufacture, storage,  disposal, release or threatened release occurring prior to Grantor's ownership or interest in the Property, whether or not the same was  or should have been known to Granter. The provisions of this section of the  Deed of Trust, including the obligation to indemnify  and defend,  shall survive the payment of the Indebtedness and the satisfaction and reconveyance of the lien of this Deed of Trust  and shall not be  affected by Lender's acquisition of any interest in the Property, whether  by foreclosure or otherwise.

Nuisance, Waste.  Granter shall not cause, conduct or permit any nuisance nor commit, permit, or suffer any stripping of or waste on or to the Property or any portion of the Property.  Without limiting the generality of the foregoing, Granter will not remove, or grant to any other party the right to remove, any timber, minerals (including oil and gas), coal, clay, scoria, soil, gravel or rock products without Lender's prior written consent. This restriction will not apply to rights and easements (such as gas and oil) not owned by Granter and of which Granter has informed Lender in writing prior to Grantor's signing of this Deed of Trust.

Removal of Improvements. Granter shall not demolish or remove any Improvements from the Real Property without Lender's prior written consent. As a condition to the removal of any Improvements, Lender may require Granter to make arrangements satisfactory to Lender to replace such Improvements with Improvements of at least equal value.

Lender's Right to Enter. Lender and Lender's agents and representatives may enter upon the Real Property at all reasonable times to attend to Lender's interests and to inspect the Real Property for purposes of Grantor's compliance with the terms and conditions of this Deed of Trust.

Compliance with Governmental Requirements. Granter shall promptly comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the use or occupancy of the Property, including without limitation, the Americans With Disabilities Act. Granter may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Granter has notified Lender in writing prior to doing so and so long as, in Lender's sole opinion, Lender's interests in the Property are not jeopardized. Lender may require Granter to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender's interest.

Duty to Protect. Granter agrees neither to abandon or leave unattended the Property. Granter shall do all other acts, in addition to those acts set forth above in this section, which from the character and use of the Property are reasonably necessary to protect and preserve the Property.

DUE ON SALE - CONSENT BY LENDER. Lender may, at Lender's option, declare immediately due and payable all sums secured by this Deed of Trust upon the sale or transfer, without Lender's prior written consent, of all or any part  of  the  Real  Property,  or  any  interest  in the  Real Property.  A  "sale or transfer"  means the conveyance of Real Property or any right, title or interest in the Real Property; whether  legal, beneficial   or equitable; whether voluntary or involuntary; whether by outright sale, deed, installment sale  contract,  land  contract,  contract  for  deed,  leasehold interest with a term greater than three  (3) years,  lease-option contract, or by sale, assignment,  or transfer  of any  beneficial interest in  or to any land trust holding title to the Real Property, or by any other method of conveyance of an interest in the Real Property.  If any Granter is        a corporation, partnership or limited liability company, transfer also includes any change in ownership of more than twenty-five percent (25%) of the voting stock, partnership interests or limited liability company interests, as the case may be, of such Grantor.   However, this option shall not be exercised by Lender it such exercise is prohibited by federal law or by Texas law.

TAXES AND LIENS.  The following provisions relating to the taxes and liens on the Property are part of this Deed of Trust:

Payment. Granter shall pay when due (and in all events prior to delinquency)  all taxes , special taxes, assessments, charges (including water and sewer) , fines and impositions levied against or on account of the Property, and shall pay when due all claims for work done on or for services rendered or material furnished to the Property.  Grantor shall maintain the Property free of all liens having priority over or equal to the interest of Lender under this Deed of Trust, except for the lien of taxes and assessments not due and except as otherwise provided in this Deed of Trust.

Right to Contest. Granter may withhold payment of any tax, assessment, or claim in connection with a good faith dispute over the obligation to pay, so long as Lender's interest in the Property is not jeopardized.  If a lien arises or is filed as a result of  nonpayment, Granter shall within fifteen (15) days after the lien arises or, if a lien is filed, within fifteen  (15) days  after  Granter  has notice of the filing, secure the discharge of the lien, or if requested by Lender, deposit with Lender cash or a sufficient corporate surety bond or other security satisfactory to Lender in an amount sufficient to discharge the lien plus any costs and Lender's reasonable attorneys'  fees, or other charges that could accrue as a result of a foreclosure  or sale under the lien.  In any contest, Granter shall defend itself and Lender and shall satisfy any adverse judgment before enforcement against the Property. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

Evidence of Payment. Grantor shall upon demand furnish to Lender satisfactory evidence of payment of the taxes or assessments and shall authorize the appropriate governmental official to deliver to Lender at any time a written statement of the taxes and assessments against the Property.

Notice of Construction. Granter shall notify Lender at least fifteen (15) days before any work is commenced, any services are furnished, or any materials are supplied to the Property, if any mechanic's lien, materialmen's lien, or other lien could be asserted on account of the work, services, or materials.  Granter will upon request of Lender furnish to Lender advance assurances satisfactory to Lender that Granter can and will pay the cost of such improvements.

PROPERTY DAMAGE INSURANCE.  The following provisions relating to insuring the Property are a part of this Deed of Trust.

Maintenance of Insurance.  Granter shall procure and maintain policies of fire insurance with standard extended coverage endorsements on a replacement basis for the full insurable value covering all Improvements on the Real Property in an amount sufficient to avoid application of any coinsurance clause, and with a standard mortgagee clause in favor of Lender.  Granter shall also procure and maintain comprehensive general liability insurance in such coverage amounts  as  Lender  may  request  with  Trustee  and  Lender  being  named  as  additional insureds in such liability insurance policies. Additionally, Granter shall maintain such other insurance, including but not limited to hazard, business interruption, and boiler insurance, as Lender may reasonably require.  Policies shall be written in form, amounts, coverages and basis reasonably acceptable to Lender, with losses made payable to Lender. GRANTOR MAY FURNISH THE REQUIRED INSURANCE WHETHER THROUGH EXISTING POLICIES OWNED OR CONTROLLED BY GRANTOR OR THROUGH EQUIVALENT INSURANCE FROM ANY INSURANCE COMPANY AUTHORIZED TO TRANSACT BUSINESS IN THE STATE OF TEXAS. If Granter fails to provide any required insurance or fails to continue such insurance in force, Lender may, but shall not be required to, do so at Grantor's expense,  and the cost of the insurance will be added to the Indebtedness.   If any such insurance is procured by Lender, Granter will be so notified, and Granter will have the option of furnishing equivalent insurance through any insurer authorized to transact business in Texas. Granter, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days prior written notice to Lender.  Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Granter or any other person. Should the Real Property be located in an area designated by the Administrator of the Federal Emergency Management Agency as a special flood hazard area, Granter agrees to obtain and maintain Federal Flood Insurance, it available, tor the full unpaid principal balance of the loan and any prior liens on the property securing the loan, up to the maximum policy limits set under the National Flood Insurance Program, or as otherwise required by Lender, and to maintain such insurance for the term of the loan.

Application of Proceeds. Granter shall promptly notify Lender of any loss or damage to the Property.  Lender may make proof of loss if Granter fails to do so within fifteen (15) days of the casualty. Whether or not Lender's security is impaired, Lender may, at Lender's election, receive and retain the proceeds of any insurance and apply the proceeds to the reduction of the Indebtedness, payment of any lien affecting the Property, or the restoration and repair of the Property. If Lender elects to apply the proceeds to restoration and repair, Granter shall repair or replace the damaged or destroyed Improvements in a manner satisfactory to Lender. Lender shall, upon satisfactory proof of such expenditure, pay or reimburse Granter from the proceeds for the reasonable cost of repair or restoration if Granter is not in default under this Deed of Trust. Any proceeds which have not been disbursed within 180 days after their receipt and which Lender has not committed to the repair or restoration of the Property shall be used first to pay any amount owing to Lender under this Deed of Trust, then to pay accrued interest, and the remainder, if any, shall be applied to the principal balance of the Indebtedness.  If Lender holds any proceeds after payment in full of the Indebtedness, such proceeds shall be paid to Granter as Grantor's interests may appear.

Grantor's Report on Insurance. Upon request of Lender, however not more than once a year, Granter shall furnish to Lender a report on each existing policy of insurance showing:  (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the property insured, the then current replacement value of such property, and the manner of determining that value; and (5) the expiration date of the policy. Granter shall, upon request of Lender, have an independent appraiser satisfactory to Lender determine the cash value replacement cost of the Property.

LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Property or if Granter fails to comply with any provision of this Deed of Trust or any Related Documents, including but not limited to Grantor's failure to discharge or pay when due any amounts Granter is required to discharge or pay under this Deed of Trust or any Related Documents,  Lender on Grantor's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Property and paying all costs for insuring, maintaining and preserving the  Property.  All such expenditures paid by Lender for such purposes will then bear interest at the Note rate from the date paid by Lender to the date of repayment by Grantor.  To the extent permitted by applicable law, all such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity. The Deed of Trust also will secure payment of these amounts.        Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default.

WARRANTY; DEFENSE OF TITLE.  The following provisions relating to ownership of the Property are a part of this Deed of Trust:

Title.  Grantor warrants that: (a) Grantor holds good and marketable title of record to the Property in fee simple, free and clear of all liens and encumbrances other than those set forth in the Real Property description or in any title insurance policy, title report, or final title opinion issued in favor of, and accepted by, Lender in connection with this Deed of Trust, and (b) Grantor has the full right, power, and authority to execute and deliver this Deed of Trust to Lender.

Defense of Title.  Subject to the exception in the paragraph above, Grantor warrants and will forever defend the title to the Property against the lawful claims of all persons. In the event any action or proceeding is commenced that questions Grantor's title or the interest of Trustee or Lender under this Deed of Trust, Grantor shall defend the action at Grantor's expense.  Grantor may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of Lender's own choice, and Grantor will deliver, or cause to be delivered, to Lender such instruments as Lender may request from time to time to permit such participation.

Compliance With Laws. Grantor warrants that the Property and Grantor's use of the Property complies with all existing applicable laws, ordinances, and regulations of governmental authorities.

Survival of Representations and Warranties. All representations, warranties, and agreements made by Grantor in this Deed of Trust shall survive the execution and delivery of this Deed of Trust, shall be continuing  in nature,  and shall  remain  in full force  and  effect  until such  time as Grantor's Indebtedness shall be paid in  full.

CONDEMNATION, JUDGMENTS AND AWARDS.  The following provisions relating to condemnation proceedings, judgments, decrees and awards for injury to the Property are a part of this Deed of Trust:

Proceedings. If any proceeding in condemnation is filed, Grantor shall promptly notify Lender in writing, and Grantor shall promptly take such steps as may be necessary to defend the action and obtain the award. Grantor may be the nominal party in such proceeding, but ender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of its own choice, and Grantor will deliver or cause to be delivered to Lender such instruments and documentation as may be requested by Lender from time to time to permit such participation.

Application of Net Proceeds. To the extent permitted by applicable law, all judgments, decrees and awards tor injury or damage  to the Property, or any part of the Property, and awards pursuant to proceedings for condemnation of the Property, are hereby absolutely assigned  to Lender, and if all or any part of the Property is condemned by eminent domain proceedings or by any proceeding or purchase in lieu of condemnation, Lender may at its election require that all or any  portion of the net proceeds of the award be applied to the Indebtedness or    the repair or restoration of the Property. The net proceeds of the award, judgment or decree shall mean the award after payment of all reasonable costs, expenses, and attorneys' fees incurred by Trustee or Lender in connection with the condemnation.

SECURITY AGREEMENT; INANCING STATEMENTS.  The  following  provisions  relating to this  Deed of  Trust  as  a security  agreement  are  a  part of  this  Deed  of Trust:

Security Agreement.  This  instrument  shall  constitute  a  Security  Agreement  to  the  extent  any  of  the  Property  constitutes  fixtures,   and Lender  shall  have all of the  rights  of  a  secured  party  under the  Uniform Commercial  Code  as  amended from time  to time.

Security Interest. Upon request by Lender, Grantor shall take whatever action is requested by Lender to perfect and continue Lender's security interest in the Rents and Personal Property. In addition to recording this Deed of Trust in the real property records, Lender may, at any time and without further authorization from Grantor, file executed counterparts, copies or reproductions of this Deed of Trust as a financing statement. Grantor shall reimburse Lender for all expenses incurred in perfecting or continuing this security interest.  Upon default, Grantor shall not remove, sever or detach the Personal Property from the Property. Upon default, Grantor  shall  assemble  any Personal Property not affixed to the Property in a manner and at a place reasonably convenient to Grantor and Lender and make it available to Lender within three (3) days after receipt of written demand from Lender to the extent permitted by applicable law.

Addresses. The mailing addresses of Grantor (debtor) and Lender (secured party) from which information concerning the security interest granted by this Deed of Trust may be obtained (each as required by the Uniform Commercial Code) are as stated on the first page of this Deed of Trust.

FURTHER ASSURANCES; ATTORNEY-I N-FACT. The following provisions relating to further assurances and attorney-in-fact are a part of this Deed of Trust:

Further Assurances.   At any time,  and from time to time, upon request of  Lender, Grantor will make, execute and deliver, or  will cause to     be made, executed or delivered, to Lender or to Lender's designee, and when requested by Lender, cause to be filed, recorded, refiled, or rerecorded, as the case may be, at such times and in such offices and places as Lender may deem appropriate, any and all such mortgages, deeds of trust, security deeds, security agreements, financing statements, continuation statements, instruments of further assurance, certificates, and other documents as may, in the sole opinion of Lender, be necessary or desirable in order to effectuate, complete, perfect, continue, or preserve (1) Grantor's obligations under the Note, this  Deed of Trust, and the  Related Documents, and  (2)  the liens and  security interests created by this Deed of Trust as first and prior liens on the  Property,  whether  now  owned  or  hereafter  acquired  by Grantor. Unless prohibited by law or Lender agrees to the contrary in writing, Grantor shall reimburse Lender for all costs and expenses incurred in connection with the matters referred to in this paragraph.

Attorney-in-Fact. If Grantor fails to do any of the things referred to in the preceding paragraph, Lender may do so for and in the name of Grantor and at Grantor's expense. For such purposes, Grantor hereby irrevocably appoints Lender as Grantor's attorney-in-fact for the purpose of making, executing, delivering, filing, recording, and doing all other things as may be necessary or desirable, in Lender's sole opinion, to accomplish the matters referred to in the preceding paragraph.

FULL PERFORMANCE. If Grantor pays all the Indebtedness when due, and otherwise performs all the obligations imposed upon Grantor  under  this Deed of Trust, Lender shall execute and deliver to Grantor a release of this Deed of Trust lien and suitable statements of termination of any financing  statement on file evidencing  Lender's security  interest in the Rents and the Personal Property.  However, it is agreed that the payment   of all the Indebtedness and performance of such obligations shall not terminate this Deed of Trust unless the liens and interests created hereby are released by Lender by a proper recordable instrument.  Any filing tees required by law shall be paid by Grantor, it permitted by applicable   law.

       EVENTS OF DEFAULT. Each of the following, at Lender's option, shall constitute an Event of Default under this Deed of Trust: Payment Default. Grantor fails to make any payment when due under the Indebtedness.

Other Defaults.  Grantor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Deed of Trust or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Grantor.

       Compliance Default. Failure to comply with any other term, obligation, covenant or condition contained in this Deed of Trust, the Note or in any of the Related Documents.

Default on Other Payments.  Failure of Grantor within the time required by this Deed of Trust to make any payment for taxes or insurance, or any other payment necessary to prevent filing of or to effect discharge of any lien.

Default in Favor of Third Parties. Should Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Grantor's property or Grantor's ability to repay the Indebtedness or Grantor's ability to perform Grantor's obligations under this Deed of Trust or any of the Related Documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Grantor or on Grantor's behalf under this Deed of Trust or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time hereafter.

Defective Collateralization. This Deed of Trust or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Insolvency. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for  any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding. self help. repossession or any other method, by any creditor of Granter or by any governmental agency against any property securing  the Indebtedness. This includes a garnishment of any of Grantor's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture -proceeding and if Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Breach of Other Agreement. Any breach by Grantor under the terms of any other agreement between Grantor and Lender  that is not  remedied within any grace period provided therein, including without limitation any agreement concerning any indebtedness or other obligation of Grantor to Lender, whether existing now or later.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

Insecurity.  Lender in good faith believes itself insecure.

Right to Cure. If any default, other than a default in payment, is curable and if Grantor has not been given a notice of a breach of the same provision of this Deed of Trust within the preceding twelve (12) months, it may be cured if Grantor, after  Lender sends  written  notice to  Grantor demanding cure of such default: (1)  cures the default  within twenty  (20)  days; or  (2)  if the cure requires more than twenty  (20)  days, immediately initiates steps which Lender deems in Lender's sole discretion to be  sufficient  to  cure  the  default  and  thereafter  continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Deed of Trust, at any time thereafter, Trustee or Lender may exercise any one or more of the following rights and remedies:

Election of Remedies. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this  Deed of Trust, after Grantor's failure to perform, shall not affect Lender's right to declare a default and exercise its remedies.

      Accelerate Indebtedness. Lender may declare the unpaid principal balance of the Indebtedness due and payable. In no event will Grantor be required to pay any unearned interest.

Foreclosure. If Lender invokes the power of sale, Trustee, at the request of Lender, may sell all or any portion of the  Property at public auction to the highest bidder for cash at the location within the courthouse designated by the County Commissioners Court, or if no such  area  has been designated,  at the  area  designated in the notice of sale within the courthouse, between the hours of 10:00 A.M. and 4:00.M. on the first Tuesday  of any month, after the Trustee or its agent has given notice of the time  and place of sale and of the property to  be sold as required by the Texas Property Code, as then amended .

UCC Remedies. With respect to all or any part of the Personal Property, Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code.

Collect Rents. As additional security for the payment of the Indebtedness, Grantor hereby assigns to Lender all Rents as defined in the Definitions section of this Deed of Trust. Lender shall have the right at any time, and even though no Event of Default shall have occurred under this Deed of Trust, to collect and receive the Rents. Lender shall provide any notice required by applicable law with regard to such enforcement of its right to collect and receive the Rents. In addition, if the Property is vacant, Lender may rent or lease the Property. Lender shall not be liable for its failure to rent the Property, to collect any Rents, or to exercise diligence in any matter relating to the Rents; Lender shall be accountable only for Rents actually received. Lender neither has nor assumes any obligation as lessor or landlord with respect to any occupant of the Property. Rents so received shall be applied by Lender first to the remaining unpaid balance of the Indebtedness, in such order or manner as Lender shall elect, and the residue, if any, shall be paid to the person or persons legally entitled to the residue.

Trustee's Powers. Grantor hereby jointly and severally authorizes and empowers Trustee to sell all or any portion of the Property together or in lots or parcels, as Trustee may deem expedient, and to execute and deliver to the purchaser or purchasers of such Property good and sufficient deeds of conveyance of fee simple title, or of lesser estates, and bills of sale and assignments, with covenants of general warranty made on Grantor 's behalf . In no event shall Trustee be required to exhibit, present or display at any such sale any of the Property to be sold at such sale. The Trustee making such sale shall receive the proceeds of the sale and shall apply the same as provided below. Payment of the purchase price to Trustee shall satisfy the liability of the purchaser at any such sale of the Property, and such person shall not be bound to look after the application of the proceeds.

Appoint Receiver. Lender shall have the right to have a receiver appointed to take possession of all or any part of the Property, with the power to protect and preserve the Property, to operate the Property preceding foreclosure or sale, and to collect the Rents from the Property and apply the proceeds, over and above the cost of the receivership, against the Indebtedness. The receiver may serve without bond if permitted by law. Lender's right to the appointment of a receiver shall exist whether or not the apparent value of the Property exceeds the Indebtedness by a substantial amount. Employment by Lender shall not disqualify person from serving as a receiver.

Tenancy at Sufferance. If Grantor remains in possession of the Property after the Property is sold as provided above or Lender otherwise becomes entitled to possession of the Property upon default of Grantor, Grantor shall become a tenant at sufferance of Lender or the purchaser of the Property and shall, at Lender's option, either (1) pay a reasonable rental for the use of the Property, (2) vacate the Property immediately upon the demand of Lender, or (3) if such tenants refuse to surrender possession of the Property upon demand, the purchaser shall be entitled to institute and maintain the statutory action of forcible entry and detainer and procure a writ of possession thereunder, and Grantor expressly waives all damages sustained by reason hereof .

Other Remedies. Trustee or Lender shall have any other right or remedy provided in this Deed of Trust or the Note or available at law or in equity.

Sale of the Property.  To the extent permitted by applicable law, Granter hereby waives any and all rights to have the Property marshalled.   In exercising its rights and remedies, the Trustee or Lender shall be free to sell all or any part of the Property together or separately, in one sale or by separate sales.  Lender shall be entitled to bid at any public sale on all or any portion of the Property.  Trustee may convey all or any part of the Property to the highest bidder for cash with a general warranty binding Grantor, subject to prior liens and to other exceptions to conveyance and warranty. Grantor waives all requirements of appraisement, if any The affidavit of any person having knowledge of the facts to the effect that  proper notice as  required by the Texas  Property  Code was  given shall be prima facie evidence of  the fact that such notice was in fact given. Recitals and statements of fact in any notice  or  in any  conveyance  to  the  purchaser  or  purchasers of the Property in any foreclosure sale under this Deed of Trust shall be prima facie evidence of the truth of such facts , and all prerequisites and requirements necessary to the validity of any such sale shall be presumed to have been performed. Any sale under the powers granted by this Deed of Trust shall be a perpetual bar against Grantor, Grantor's heirs, successors, assigns and legal representatives.

Proceeds. Trustee shall pay the proceeds of any sale of the Property (a) first, to the expenses of foreclosure, including reasonable fees or charges paid to the Trustee, including but not limited to fees for enforcing the lien, posting for sale, selling, or releasing the Property, (b) then to Lender the full amount of the Indebtedness, (c) then to any amount required by law to be paid before payment to Grantor, and (d) the balance, if any, to Grantor.

Attorneys' Fees; Expenses.   If Lender institutes any suit or action to enforce any of the terms of this Deed of Trust, Lender shall be entitled to recover such sum as the court may adjudge reasonable as Lender's attorneys'  fees at trial and upon any appeal.  Whether or not any court action is involved, and to the extent not prohibited by law, all reasonable expenses Lender incurs that in Lender's opinion are necessary at any time for the protection of its interest or the enforcement of its rights shall become a part of the Indebtedness payable on demand and shall bear interest at the Note rate from the date of the expenditure until repaid. Expenses covered by this paragraph include, without limitation, however subject to any limits under applicable law, Lender's reasonable attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including Lender 's reasonable attorneys'  fees  and expenses for  bankruptcy  proceedings  (including efforts to modify or vacate any automatic stay or injunction). appeals, and any anticipated post-judgment collection services, the cost of searching records, obtaining title reports (including foreclosure reports), surveyors' reports, and appraisal  fees , title  insurance,  and  fees  for  the  Trustee, to the extent  permitted by applicable  law.  Grantor also will pay any court costs, in addition to all other sums provided by law.  In the event of foreclosure of this Deed of Trust, Lender shall be entitled to recover from Grantor Lender 's reasonable attorneys' fees and actual disbursements that Lender necessarily incurs in pursuing such foreclosure.

POWERS AND OBLIGATIONS OF TRUSTEE. The following provisions relating to the powers and obligations of Trustee are part of this Deed of Trust:

Powers of Trustee. In addition to all powers of Trustee arising as  a  matter  of  law, Trustee  shall  have the  power to take the following  actions with respect to the  Property upon the written  request of  Lender and Grantor:  (a) join  in preparing and filing a map or  plat of the  Real Property, including the dedication of streets or other rights to the public;  (b) join in granting any easement or creating any restriction on the Real Property; and (c) join in any subordination or other agreement affecting this Deed of Trust or the interest of Lender under this Deed of Trust.

Obligations to Notify. Trustee shall not be obligated to notify any other lienholder of the Property of the commencement of a foreclosure proceeding or of the commencement of any other action to which Lender may avail itself as a remedy, except to the extent required by applicable law or by written agreement.

Trustee. In addition to the rights and remedies set forth above, with respect to all or any part of the Property, the Trustee shall have the right to foreclose by notice and sale, and Lender shall have the right to foreclose by judicial foreclosure, in either case in accordance with and to the full extent provided by applicable law.

Substitute Trustee. Lender, at Lender's option, from time to time, and more than once, may appoint in writing a successor or substitute trustee, with or without cause, including the resignation, absence, death, inability, refusal or failure to act of the Trustee. The successor or substitute trustee may be appointed without ever requiring the resignation of the former trustee and without any formality except for the execution and acknowledgment of the appointment by the beneficiary of this Deed of Trust. The successor or substitute trustee shall then succeed to all rights, obligations, and duties of the Trustee. This appointment may be made on Lender's behalf by the President, any Vice President, Secretary, or Cashier of Lender.

NOTICES. Any  notice required to be given  under this  Deed of Trust,  including without  limitation any  notice of default  and any  notice of sale  shall be given in writing, and shall be effective when actually delivered,  when actually  received by telefacsimile  (unless otherwise  required by  law), when deposited with a nationally recognized overnight courier, or, if  mailed, when  deposited  in the  United States  mail, as first  class,  certified or  registered mail postage prepaid, directed to the  addresses  shown near the  beginning of this  Deed of Trust.  Any  party may change  its address for notices  under this  Deed of Trust  by giving formal  written  notice to the other  parties, specifying  that the  purpose  of the  notice is to change the party's address. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor's current address. Unless otherwise provided or required by law, if there is more than one Grantor, any notice given by Lender to any Grantor is deemed to be notice given     to all Grantors.

OTHER INDEBTEDNESS SECURED BY THE PROPERTY. To the extent permitted by applicable law, the Property hereby given by the Trustor, or pledged by the Mortgagor pursuant to  this  Deed  of  Trust  or  Mortgage,  respectively,  shall  not  only  secure  the  obligations  thereof  described  in  Note set forth above described herein and other obligations described herein, but is also given, granted, or  pledged  as  security  hereby  for  the repayment of any other obligations or indebtedness owed by the  Trustor  to  the  Beneficiary  or  Mortgagor  to  the  Mortgagee, or any of  them,  pursuant to any covenant, agreement herein contained, other agreement or other obligation, including but not limited to all other indebtedness of whatsoever kind or nature now owing or hereafter arising whether such indebtedness is owed directly by such parties, or was  acquired  through assignment, is contingent, primary, or secondary, and whether  such  indebtedness  is  evidenced  by  a  note  or  otherwise,  is  due, or not  due, secured, or not secured, or whether such indebtedness exists at  the  time  of  execution  or  this  instrument or not such indebtedness hereafter referred to as "Other  Indebtedness  Secured".  Any Other Indebtedness Secured shall be payable to the Beneficiary (or Trustee) or Mortgagee at the same place where the note above described is payable, and shall bear interest at the same rate per annum as set forth therein from the date such indebtedness arises until paid.

MISCELLANEOUS PROVISIONS.   The following miscellaneous provisions are a part of this Deed of Trust:

Amendments. This Deed of Trust, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Deed of Trust. No alteration of or amendment to this Deed of Trust shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Annual Reports. If the Property is used for purposes other than Grantor's residence, Grantor shall furnish to Lender, upon request, a certified statement of net operating income received from the Property during Grantor's previous fiscal year in such form and detail as Lender shall require. "Net operating income" shall mean all cash receipts from the Property less all cash expenditures made in connection with the operation of the Property.

Caption Headings. Caption headings in this Deed of Trust are for convenience purposes only and are not to be used to interpret or provisions of this Deed of Trust.

Merger.  There shall be no merger of the interest or estate created by this Deed of Trust with any other interest or estate in the Property at    any time held by or for the benefit of Lender in any capacity, without the written consent of Lender.

Governing Law. This Deed of Trust will be governed  by federal  law applicable to  Lender  and, to the extent  not preempted  by federal  law, the laws of the State of Texas without regard to its  conflicts  of  law provisions.  This Deed of Trust has been accepted by Lender in the State of Texas.

Choice of Venue. If there is a lawsuit, and if the transaction evidenced by this Deed of Trust occurred in Dallas County, Grantor agrees upon Lender's request to submit to the jurisdiction of the courts of Dallas County, State of Texas.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Deed of Trust unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Deed of Trust shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Deed of Trust. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Deed of Trust, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Severability. If a court of competent jurisdiction finds any provision of this Deed of Trust to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance.  If feasible,   the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Deed of Trust. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Deed of Trust shall not affect the legality, validity or enforceability of any other provision of this Deed of Trust.

Successors and Assigns. Subject to any limitations stated in this Deed of Trust on transfer of Grantor's interest, this Deed of Trust shall be binding upon and inure to the benefit of the parties, their successors and assigns.  If ownership of the Property becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor's successors with reference to this Deed of Trust and the Indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Deed of Trust or liability under the Indebtedness.

Time is of the Essence. Time is of the essence in the performance of this Deed of Trust.

Waive Jury.  All parties to this Deed of Trust hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Deed of Trust.  Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America.  Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Deed of Trust shall have the meanings attributed to such terms in the Uniform Commercial Code:

Beneficiary.  The word "Beneficiary" means BOKF, NA dba Bank of Texas, and its successors and assigns.

Borrower. The word "Borrower" means Tandy Leather Factory, Inc. and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Deed of Trust. The words "Deed of Trust" mean this Deed of Trust among Grantor, Lender, and Trustee, and includes without limitation all assignment and security interest provisions relating to the Personal Property and Rents.

Default.  The word "Default" means the Default set forth in this Deed of Trust in the section titled "Default".

Environmental Laws. The words "Environmental Laws" mean any and all state, federal  and  local statutes,  regulations  and  ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the  Hazardous  Materials Transportation  Act,  49  U.S.C. Section  1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

Event of Default. The words "Event of Default" mean any of the events of default set forth in this Deed of Trust in the events of default section of this Deed of Trust.

Grantor.  The word "Granter" means Tandy Leather Factory, Inc.

Guarantor.  The word "Guarantor" means any guarantor, surety, or accommodation party of any or all of the Indebtedness.

Guaranty.  The word "Guaranty" means the guaranty from Guarantor to Lender, including without limiation a guaranty of all or part of the Note.

Hazardous Substances. The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical,  chemical or infectious characteristics, may cause or pose a present or potential hazard to human  health  or  the  environment  when  improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words  "Hazardous  Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic  substances,  materials or  waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without  limitation, petroleum  and petroleum by-products or any fraction thereof and   asbestos.

Improvements. The word "Improvements" means all existing and future improvements, buildings, structures, mobile homes affixed on the Real Property, facilities, additions, replacements and other construction on the Real Property.

Indebtedness. The word "Indebtedness" means all principal, interest, and other amounts, costs and expenses payable under the Note or Related Documents, together with all renewals of, extensions of, modifications of,  consolidations  of  and  substitutions for  the  Note  or Related Documents and any amounts expended or advanced by Lender to discharge Grantor's obligations or expenses incurred by Trustee     or Lender to enforce Grantor's obligations under this  Deed of Trust, together  with interest on such amounts  as  provided in this  Deed of  Trust. Specifically, without limitation, Indebtedness includes all amounts that may be indirectly  secured  by  the  Cross-Collateralization provision of this  Deed of Trust.

Lender.  The word "Lender" means BOKF, NA dba Bank of Texas, its successors and   assigns.

Note. The word "Note" means the Promissory Note in the principal amount of  $6,000,000.00  dated  September 18, 2015  and  the  Promissory Note in the principal amount of $10,000,000.00 dated September 18, 2015 together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement. The maturity date of the Note is September 18, 2020. NOTICE TO GRANTOR:  THE NOTE CONTAINS A VARIABLE INTEREST RATE.

Personal Property. The words "Personal Property" mean all equipment, fixtures, and other articles of personal property now or hereafter owned by Granter, and now or hereafter attached or affixed to the Real Property; together with all accessions, parts, and additions to, all replacements of, and all substitutions for, any of such property; and together with all proceeds (including without limitation all insurance proceeds and refunds of premiums) from any sale or other disposition f the Property.

Property.  The word  "Property"  means collectively the Real Property and the Personal  Property.

Real Property.  The words "Real Property" mean the real property, interests and rights, as further described in this Deed of Trust.

Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements  and documents, whether now or hereafter existing, executed  in connection with the  Indebtedness.

Rents. The word "Rents" means all present and future rents, revenues, income, issues, royalties, profits, and other benefits derived from the Property.  The word "Rents" shall also mean all "Rents" as defined in Chapter 64 of the Texas Property Code.

Trustee:  The word "Trustee" means Jeffrey L. Seasor, whose address is 5956 Sherry Lane, Suite 1100, DAllas, TX  75225 and any substitute or successor trustees.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS DEED OF TRUST, AND GRANTOR AGREES TO TIS TERMS.

GRANTOR:

TANDY LEATHER FACTORY, INC.

By: /s/ Shannon L. Greene
Shannon Greene, Chief Financial Officer of Tandy Leather Factory, Inc.

CORPORATE ACKNOWLEDGMENT

STATE OF TEXAS          )
                     ) SS
    COUNTY  OF TARRANT       )

This  instrument  was  acknowledged  before  me  onSeptember 18, 2015 by Shannon Greene, Chief Financial Officer of Tandy Leather Factory, Inc. a Delaware corporation, on behalf of said corporation.

    /s/ Linda C Hardy
    Notary Public, State of Texas

EXHIBIT A

TRACT I:

Block 1, CAMPUS INDUSTRIAL PARK, an Addition to the City of Fort Worth, Tarrant County, Texas, according to plat recorded in Volume 388-49, Page 61, Deed Records of Tarrant County, Texas.

TRACT II:

A tract of land out of the S. WOODY SURVEY, Abstract No. 1638, Tarrant County, Texas, and being more particularly described as follows:

Being a tract of land situated in the Samuel Woody Survey, Abstract No. 1638, in the City of Fort Worth, Tarrant County, Texas, being that same tract of land conveyed to Standard Motor Products, Inc. by deed recorded in Volume 13156, Page 311 of the Deed Records of Tarrant County, Texas, and being more particularly described by metes and bounds as follows:

Beginning at a 5/8 inch iron rod found for corner in the Northeast line of a tract of land conveyed to Texas Electric Service Company by deed recorded in Volume 2574, Page 545 of the Deed Records of Tarrant County, Texas, said point being the South corner of Block 1 of Campus Industrial Park, an addition to the City of Fort Worth, Tarrant County, Texas, according to the plat thereof recorded in Volume 388-49, Page 61 of the Deed Records of Tarrant County, Texas, same being the West corner of herein described tract;

Thence North 27 Degrees 57 Minutes 23 Seconds East, along the Southeast line of said addition, a distance of 697.28 feet to a 518 inch iron rod found for corner, said point being the West corner of Campus Business Park, an addition to the City of Fort Worth, Tarrant County, Texas, according to the plat thereof recorded in Volume 388-92, Page 6 of the Deed Records of Tarrant County, Texas, same being the North corner of herein described tract;

Thence South 62 Degrees 00 Minutes 56 Seconds East, along the Southwest line of said Campus Business Park addition, passing the South corner of said Campus Business Park addition, same being the most northerly West corner of a tract of land conveyed to Campus and 1-20 Joint Venture by deed recorded in Volume 8342, Page 68 of the Deed Records of Tarrant County, Texas, and continuing along the most northerly Southwest line of said Campus and 1-20 Joint Venture tract, for a total distance of
329.88 feet to a 518 inch iron rod found for corner, said point being the East corner of herein described tract;

Thence South 27 Degrees 57 Minutes 23 Seconds West, along the most southerly Northwest line of said Campus and 1-20 Joint Venture tract, a distance of 780.11 feet to a 5/8 inch iron rod found for corner, said point being the beginning of a non-tangent curve to the left having a delta of 158 Degrees 06 Minutes 28 Seconds, a radius of 60.00 feet and a chord bearing and distance of South 51 Degrees 00 Minutes 26 Seconds West, 117.82 feet;

Thence, in a southwesterly direction, along said curve to the left, an arc length of 165.57 feet to a % inch iron rod found for corner in the Northeast line of said Texas Electric Service Company tract, said point being the South corner of herein described tract;

Thence North 28 Degrees 02 Minutes 34 Seconds West, along the Northeast line of said Texas Electric Service Company Tract, a distance of 342.27 feet to the Point of Beginning and containing 259, 182.73 square feet or 5.9500 acres of land.